UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2015

IDI, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

333-158336	77-0688094
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 757-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

As reported in a Current Report on Form 8-K filed with Securities and Exchange Commission (the “SEC”) on March 26, 2015 (the “Initial Form 8-K”) by IDI, Inc. (f/k/a Tiger Media, Inc., the “Company”), on March 21, 2015, the Company completed its acquisition (the “Merger”) of IDI Holdings, LLC (f/k/a The Best One, Inc., “IDI Holdings”) and IDI Holdings’ wholly-owned subsidiary Interactive Data, LLC (“Interactive Data”) pursuant to the terms and conditions of the Merger Agreement and Plan of Reorganization, as amended, dated December 14, 2014.

In the Initial Form 8-K, the Company provided the financial statements and pro forma financial information required by the rules and regulations of the SEC as follows:

•	The unaudited financial statements of IDI Holdings as of and for the period from September 22, 2014 (inception) through September 30, 2014 and the accompanying notes thereto.

•	The audited financial statements of Interactive Data as of and for the years ended December 31, 2013 and December 31, 2012 and the accompanying notes thereto.

•	The unaudited financial statements of Interactive Data as of and for the nine month period ended September 30, 2014.

•	The unaudited pro forma condensed consolidated balance sheet giving effect to the Merger as of September 30, 2014 and the unaudited pro forma condensed consolidated statements of operations giving effect to the Merger for the year ended December 31, 2013 and the nine month period ended September 30, 2014.

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Form 8-K/A”) to provide the audited financial statements of IDI Holdings and Interactive Data as of and for the year ended December 31, 2014 and unaudited pro forma financial information giving effect to the Merger as of and for the year ended December 31, 2014.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired:

•	The audited consolidated financial statements of IDI Holdings as of and for the year ended December 31, 2014 and the accompanying notes thereto.

•	The audited consolidated financial statements of Interactive Data as of and for the year ended December 31, 2014 and the accompanying notes thereto.

(b) Pro Forma Financial Information:

•	The unaudited pro forma condensed consolidated balance sheet giving effect to the Merger as of December 31, 2014 and the unaudited pro forma condensed consolidated statement of operations giving effect to the Merger for the year ended December 31, 2014.

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

23.1	Consent of L.L. Bradford & Company, LLC.

99.1	Financial Statements of IDI Holdings and Interactive Data.

99.2	Pro Forma financial information giving effect to the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, INC.

Date: June 5, 2015	By:	/s/ Derek Dubner
Derek Dubner
Co-Chief Executive Officer (Co-Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of L.L. Bradford & Company, LLC.

99.1	Financial Statements of IDI Holdings and Interactive Data.

99.2	Pro Forma financial information giving effect to the Merger.